SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

HOME BANCORP WISCONSIN, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55183	46-3383278
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

3762 East Washington Avenue, Madison, Wisconsin	53704
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (608) 282-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On February 23, 2016, Home Bancorp Wisconsin, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered and voted on the following matters, with a breakdown of the votes cast set forth below.

1.	The following individuals were elected as directors of the Company, each for a three-year term or until their successors are duly elected and qualified, by the following vote.

	For	Withheld

George E. Austin	381,124	38,377
Richard M. Lynch	381,149	38,352

2.	The ratification of the appointment of Wipfli LLP as independent registered public accounting firm of the Company for the year ending September 30, 2016.

For	Against	Abstain

752,896	10,400	2,907

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  Not applicable.
(b)           Pro Forma Financial Information.  Not applicable.
(c)           Shell Company Transactions.  Not applicable.
(d)           Exhibits.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME BANCORP WISCONSIN, INC.

DATE: March 9, 2016	By:	/s/ Mark A. Fritz
Mark A. Fritz
Senior Vice President and Chief Financial Officer